UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2026

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	47-2452488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue
Suite 901
Boston, MA	02215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 857-320-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of stockholders (the “Annual Meeting”) of Tango Therapeutics, Inc. (the “Company”) was held in a virtual-only format on June 4, 2026 at 9:00 a.m., Eastern Time via live webcast. Proxies were solicited pursuant to the Company’s proxy statement filed on April 17, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). As of April 7, 2026, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 144,242,271. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 131,198,081, representing 90.96% of the total number of shares of Common Stock entitled to vote at the Annual Meeting, thus establishing a quorum for the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect three Class II directors to the Company’s Board of Directors (the “Board”), each to serve until the 2029 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal, (ii) to ratify the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (iii) to approve, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

As previously disclosed on a Current Report on Form 8-K filed by the Company on May 13, 2026, Kanishka Pothula notified the Board that he had resigned from his role as a director of the Board and as a member of the Nominating and Corporate Governance Committee, effective May 13, 2026, prior to the Annual Meeting. Therefore, Mr. Pothula did not stand for reelection at the Annual Meeting. As a result, any votes cast regarding the election of Mr. Pothula at the Annual Meeting were not counted.

Mr. Pothula’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, practices, or policies.

The voting results reported below are final.

Proposal 1 - Election of Class II Directors

Malte Peters, M.D. and Mace Rothenberg, M.D. were duly elected to the Company’s Board as Class II directors. The results of the election were as follows:

CLASS II DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Malte Peters, M.D.	98,188,796	17,623,596	15,385,689
Mace Rothenberg, M.D.	92,476,172	23,336,220	15,385,689

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
131,097,992	73,823	26,266	0

Proposal 3 - Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved the non-binding, advisory vote on the compensation of the Company’s named executive officers. The results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
113,915,877	1,855,838	40,677	15,385,689

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2026

TANGO THERAPEUTICS, INC.

By:	/s/ Matthew Gall
Name: Matthew Gall
Title: Chief Financial Officer